UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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CSP, INC.

(Name of Registrant as Specified In Its Charter)

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CSP INC.

(A Massachusetts Corporation)

ANNUAL MEETING OF STOCKHOLDERS

January 27, 2004

Notice is hereby given that the Annual Meeting of Stockholders of CSP Inc. (the “Company”) will be held at our executive offices, 43 Manning Road, Billerica, Massachusetts 01821, on Tuesday, January 27, 2004, beginning at 9:00 a.m. local time, for the following purposes:

1.	To elect two Class II Directors, each for a term of three years.

2.	To approve and adopt our 2003 Stock Incentive Plan, which covers 200,000 shares of the our common stock and provides for the grant of incentive and non-statutory stock options and awards of restricted and unrestricted stock.

3.	To transact such further business as may properly come before the meeting, or any adjournment or adjournments of the meeting.

The Board of Directors has fixed the close of business on December 5, 2003 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, this meeting and any adjournment of this meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, this meeting or any such adjournment.

By Order of the Board of Directors

Gary W. Levine

Clerk

December 15, 2003

YOUR VOTE IS IMPORTANT

PLEASE SIGN AND RETURN THE ENCLOSED PROXY,

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

CSP INC.

(A Massachusetts Corporation)

PROXY STATEMENT

Annual Meeting of Stockholders

January 27, 2004

We are furnishing this Proxy Statement in connection with the solicitation by the Board of Directors of CSP Inc. (“CSPI” or the “Company”) of proxies for use at the Annual Meeting of Stockholders to be held on January 27, 2004 and at any adjournment of that meeting. A form of proxy is enclosed. Any stockholder who executes this form of proxy may revoke it at any time insofar as it has not been exercised. All properly executed proxies that are received by the Company before the meeting and are not revoked will be voted at the meeting in accordance with the stockholder’s directions.

Our principal executive offices are located at 43 Manning Road, Billerica, Massachusetts 01821. We are sending this Proxy Statement and proxy form to our stockholders on or about December 15, 2003.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report for the fiscal year ended September 30, 2003 accompanies this Proxy Statement, but it is not incorporated herein and not to be deemed a part hereof.

Item 1.    ELECTION OF DIRECTORS

Under Massachusetts law, because we have a class of voting stock registered under the Securities Exchange Act of 1934, we are required to have a Board of Directors divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year. We currently have two Class II Directors, whose terms will expire at the Annual Meeting to be held January 27, 2004; two Class III Directors, who were elected to serve until the annual meeting to be held with respect to the end of the 2004 fiscal year; and one Class I Director who was elected to serve until the annual meeting to be held with respect to the end of the 2005 fiscal year.

Under our by-laws, the Board of Directors has fixed the number of Directors that will constitute the entire Board of Directors at five, and has nominated two Class II Directors for election at the Annual Meeting.

Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing J. David Lyons and Christopher J. Hall as Class II Directors, to hold office until the annual meeting to be held with respect to the end of the 2006 fiscal year and until their respective successors are elected and qualified. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for Director, the persons named in the proxy will follow those instructions.

Under our by-laws, a majority of the shares of our common stock issued and outstanding and entitled to vote will constitute a quorum for the meeting. If a quorum is not present at the scheduled time for the meeting, the persons named in the proxy will vote to adjourn the meeting until a later date when a quorum can be obtained. Our by-laws provide that if it is necessary to adjourn the meeting for that purpose, no notice of the time and place of the adjourned meeting is required to be given to stockholders.

If a quorum is present, the vote of the holders of a plurality of the shares of common stock present or represented at the Meeting and entitled to vote is required to elect Directors.

In general, votes withheld from any nominee for election as Director, abstentions, and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and entitled to vote on each matter. Broker “non-votes” are not so included.

Messrs. Lyon and Hall are currently members of the Board. Although we expect each nominee to accept nomination and to serve if elected, if one or both are unable to serve at the time of election, then proxies will be voted for some other person or the Board may fix the number of Directors at a lesser number.

Nominees

Listed below are the nominees showing age, the year each was first elected as Director of the Company, and their business affiliations.

Name, Age and Class	Business Affiliations
J. David Lyons (65) Class II	Director of CSPI since March 1997; Managing Director for the Carter Group, an executive search firm, from November 2002 to present; President of Aubin International, Inc., an executive search firm, from 1996 to October 2002; Executive Vice President at National Data Corp. from 1993 to 1996; Executive Vice President—Sales and Marketing, Syncordia, from 1991 to 1993.

Christopher J. Hall (44) Class II	Director of CSPI since November 2002, self employed as a municipal bond investor; founder and Chief Financial Officer of Howe, Solomon, & Hall, a registered broker-dealer operating primarily as a municipal securities broker-dealer, from 1985 to 1998.

Directors

Listed below are the Company’s continuing Directors, with information showing the age of each, the year each was first elected a Director of the Company, and the business affiliations of each. Messrs. James and Lupinetti are Class II Directors, whose terms expire in 2004. Mr. Williams is our Class I Director, and his term expires in 2005.

Name, Age and Class	Business Affiliations
C. Shelton James (63) Class III	Director of CSPI since 1994; President from 1993 until June 1998 and Director from 1993 until February 2000 of Fundamental Management Corporation; Director until March 2000 and Chief Executive Officer from August 1998 to March 1999 of Cyberguard Corp.; Director from August 1998 to July 2002 and Chief Executive Officer from December 2001 to July 2002 of Technisource, Inc.; Chief Executive Officer and Chairman of the Board of Elcotel from May 1991 to February 2000; Director of DRS Technologies and Concurrent Computer Corporation.

Alexander R. Lupinetti (58) Class III	Director of CSPI since 1996; Chairman of the Board of Directors since January 1998; Chief Executive Officer and President of CSPI since October 1996; Director of VerticalBuyer, Inc. from February 2000 until March 2001; President and Chief Executive Officer of each of TCAM Systems Inc., Shared Systems Corporation and SoftCom Systems Inc., subsidiaries of Stratus Computer Inc., from 1987 to 1996.

Robert Williams (65) Class I	Director of CSPI since July 1998; from 1995 to his retirement in March 1999, served as Vice President for Asia, Africa and the Near East of International Executive Corps, a company that directs technology and business programs as a contractor for the US Foreign Aid Program; consultant to RM Williams Associations Technology from 1993 to 1995; Vice President of Worldwide Development, Industrial Sector Division for International Business Machines Corp., and served in various positions from 1963 to 1993.

Independence

Rules and regulations of the Securities and Exchange Commission and Nasdaq require that a majority of our Board of Directors be “independent” not later than the date of the Annual Meeting to which this Proxy Statement relates. The Board has reviewed those rules and regulations and has determined that Messrs. Lyons, Hall, James and Williams meet the requirements and are independent directors. Also effective as of the date of the Annual Meeting, Nasdaq rules require the independent directors to convene regularly scheduled executive sessions in conjunction with regularly scheduled Board meetings. There must be at least two such executive sessions each fiscal year.

The Board of Directors recommends that you vote FOR the nominees as Directors listed in this Proxy Statement.

Committees and Meetings of the Board of Directors

Our Board of Directors met four times during the fiscal year ended September 30, 2003. During fiscal 2003, all Board members attended all meetings of the Board and committees of which they were members.

The Board has an Audit Committee and a Compensation Committee, but does not currently have a nominating committee or other committee performing similar functions. The Audit Committee consists of Messrs. James (Chairman), Hall and Williams. The Audit Committee met eight times during fiscal 2003. The Compensation Committee consists of Messrs. Lyons, James and Hall. The Compensation Committee met twice during fiscal 2003.

Compensation of Directors

During fiscal 2003, each Director who is not an employee of the Company received a quarterly fee of $440, a quarterly fee of $138 for each committee of the Board of which he is a member and a fee of $550, plus expenses, for each meeting of the Board that he attends. On November 4, 2004 the quarterly fee was increased to $2,500 to serve as a Director. The Chairman of the Audit Committee receives $1,000 as a quarterly fee in addition to the regular quarterly committee fee.

In addition, each non-employee Director currently receives a grant of 200 shares of CSP Inc. common stock annually as additional compensation. These shares cannot be sold for one year from the date of issuance. Each non-employee Director also receives an annual non-discretionary grant of a non-statutory option to purchase 1,000 shares of common stock on the last business day of January in each year. As of the date of this Proxy Statement, the aggregate number of shares that may be issued to all non-employee Directors pursuant to this arrangement is 26,620. These non-discretionary options have an exercise price per share equal to the fair market value of the common stock on the date of grant, are not exercisable until after six months following such date, have a term of three years and are fully vested after six months.

Executive Compensation

Summary Compensation Table.    The following table sets forth certain information about the compensation we paid or accrued with respect to the our Chief Executive Officer and our most highly compensated officers (other than the Chief Executive Officer) who served as executive officers during fiscal 2003 and whose annual compensation exceeds $100,000 for fiscal 2003:

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation
Name and Principal Position (at September 30, 2002)	Fiscal Year	Salary	Bonus	Option Grants	All Other Compensation
Alexander R. Lupinetti	2003	$291,965	$65,746	50,000	$63,213	(1)
Chairman, President and Chief	2002	$287,550	—	—	$62,890	(2)
Executive Officer	2001	$297,319	—	25,000	$62,871	(3)

Gary W. Levine	2003	$135,820	$19,168	—	$35,520	(4)
Vice President of Finance	2002	$137,301	—	—	$36,424	(5)
And Chief Financial Officer	2001	$136,491	—	4,000	$35,867	(6)

William Bent	2003	$130,927	—	—	$4,556	(7)
Vice President and	2002	$130,000	—	—	$4,465	(7)
General Manager of CSP	2001	$129,231	—	4,000	$4,851	(7)
Multicomputer Division

Scott Mitchell(8)	2003	$128,018	—	—	$3,316	(7)
Vice President of Corporate	2002	$126,443	—	—	$3,629	(7)
Business Development

Fernando DeLaville	2003	$110,000	—	—	$3,300	(7)
President, Scanalytics	2002	$110,000	—	—	$4,735	(7)
	2001	$105,563	—	1,000	$3,254	(7)

(1)	Consists of a $7,388 contribution by the Company to Mr. Lupinetti’s 401(k) plan and $55,825 for a split dollar life insurance policy for his benefit.

(2)	Consists of a $6,855 contribution by the Company to Mr. Lupinetti’s 401(k) plan and $56,035 for a split dollar life insurance policy for his benefit.

(3)	Consists of a $7,406 contribution by the Company to Mr. Lupinetti’s 401(k) plan and $55,465 for a split dollar life insurance policy for his benefit.

(4)	Consists of a $4,750 contribution by the Company to Mr. Levine’s 401(k) plan and $30,770 for a split dollar life insurance policy for his benefit.

(5)	Consists of a $4,624 contribution by the Company to Mr. Levine’s 401(k) plan and $31,800 for a split dollar life insurance policy for his benefit.

(6)	Consists of a $5,137 contribution by the Company to Mr. Levine’s 401(k) plan and $30,730 for a split dollar life insurance policy for his benefit.

(7)	Represents contributions by the Company to the officer’s 401(k) plan.

(8)	Mr. Mitchell’s employment ended October 16, 2003.

Option Grants Table.    The following table sets forth certain information about stock options granted during the fiscal year ended September 30, 2003 by the Company to the executive officers named in the Summary Compensation Table:

OPTIONS GRANTED IN LAST FISCAL YEAR

	Option Grants	% of Total Options Granted Employees in Fiscal Year	Exercise Price Per Share ($/SH)(1)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms (2)
					5%	10%
Alexander Lupinetti	50,000	38.5%	$2.64	11/19/12	$83,014	$210,374

(1)	Stock options were granted at an exercise price equal to the fair market value of our common stock on the date of the grant. The stock options expire ten years from the date of grant.

(2)	Amounts reported in these columns represent amounts that may be realized upon exercise. These values have not been and may never be realized. Actual gains, if any, will depend on the value of the common stock on the date of sale of the shares.

Fiscal Year-End Option Table.    The following table sets forth certain information regarding stock options held as of September 30, 2003 by the executive officers named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL

YEAR-END OPTION VALUES

	Shares Acquired on Exercise	Value Realized	Value of Unexercised Number of Unexercised Options at Fiscal Year-End		In-the-Money Options at Fiscal Year-End(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Alexander R. Lupinetti	—	—	290,475	53,125	$23,063	$79,938
Gary W. Levine	—	—	23,536	4,500	$600	$600
William Bent	—	—	13,410	3,000	$600	$600
Scott Mitchell	—	—	2,500	2,500	—	—
Fernando DeLaville	—	—	2,000	1,000	—	—

(1)	Value is based on the last sales price of our common stock ($4.55) on September 30, 2003, the last day of fiscal 2003 on which a trade in the common stock was reported by the NASDAQ National Market, less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, will depend on the value of the common stock on the date of sale of the shares.

401(k) Plan

We have a defined contribution 401(k) profit-sharing plan for the benefit of our employees, including officers. The Board of Directors determines from year to year whether and to what extent the Company will contribute to the 401(k) plan by making matching contributions to the plan or by making profit-sharing contributions to the plan, allocated in proportion to each eligible employee’s compensation, as a percentage of the compensation of all eligible employees. During fiscal year 2003, the matching contribution by the Company was set at 50% of contributions by eligible employees up to a maximum of 6% of salary.

Employee Stock Purchase Plan

The Company has an employee stock purchase plan under Section 423 of the Internal Revenue Code pursuant to which participating employees may utilize payroll deductions to purchase shares of the Company’s common stock at a discount from fair market value.

Equity Compensation Plan Information

The following table sets forth additional information as of September 30, 2003, about shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, indicating which plans were approved by our stockholders and which plans or arrangements were not submitted to the stockholders for approval.

	(a)	(b)	(c)

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)).

Equity compensation plans approved by security holders:		$

1991 Stock Option Plan	242,634	$5.93	0

1997 Stock Option Plan	199,000	$4.17	1,150

1997 Employee Stock Purchase Plan	(1)		258,045

Equity compensation plans not approved by security holders:	75,000(2)	$2.70	—

Total	516,634		259,195

(1)	As of September 30, 2003 the plan has issued 74,705 shares.

(2)	These are stock options that were granted at the fair market value of the common stock on the date of grant, have a term of ten years, and vest at the rate of 25% a year starting one year from the date of the grant.

Information About the Compensation Committee

Effective as of the date of the Annual Meeting to which this Proxy Statement relates, Nasdaq rules require that the compensation of the Chief Executive Officer be determined, or recommended to the Board for its determination, by either a majority of independent directors or a wholly-independent compensation committee. We intend to continue to use our existing Compensation Committee, the three members of which are independent, for this purpose. Nasdaq rules prohibit a company’s CEO from being present during voting or deliberations with respect to his compensation. Compensation of all other executive officers is required to be determined in the same manner, except that the CEO is permitted to be present during voting or deliberations with respect to the compensation of executive officers other than himself. Nasdaq rules do not require that a compensation committee have a written charter, and our Compensation Committee does not have a written charter at this time.

Report of the Compensation Committee

Our Compensation Committee is composed of three Directors, Messrs. Lyons, James and Hall. The Compensation Committee also administers our stock option plans. This Committee is charged with the responsibility of reviewing and approving executive officers’ compensation and approving all discretionary grants of stock options under our stock option plans. The following describes the compensation programs in effect during fiscal 2003.

Compensation Policy

Our compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on the performance of the Company and on individual goals established for each of the executives for the fiscal year. We also utilize long term incentives based on stock options. The Committee reviews all three components annually in an effort to ensure that salaries remain competitive, bonuses reward performance and stock options provide continued incentive.

Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in our industry. We establish and review salaries annually. We also review various industry salary surveys in establishing each year’s new compensation. Each executive has a performance review prepared by the Chief Executive Officer. During this review, the officer’s performance over the prior year is assessed and goals are established for the next year. This information is communicated to the Compensation Committee and, based on this review and salary surveys, the Committee sets the annual salary for the executive for the next year.

Executive officers and key management employees participate in the bonus plan. Payments under the plan are contingent on the Company meeting its sales and net earnings objectives for the fiscal year. Based on the extent to which the Company achieves those objectives, each participant other than the Chief Executive Officer receives an executive bonus of up to 30%, and the Chief Executive Officer receives up to 50%, of his regular annual salary if the Company meets the revenue and profit goals. If the Company exceeds the sales and profit goals, the bonus percentage increases. The Committee reviews both the individual and Company goals annually. In fiscal 2003, executive bonuses were earned by Mr. Levine and Mr. Lupinetti.

The Company from time to time grants stock options to some or all of its executives and key employees as a means of creating a long-term incentive and benefit. Such stock options are generally granted at the fair market value of shares of common stock on the date of grant. Thus, no benefit will accrue to the executive or key employee from the stock option grant until the common stock appreciates. This creates a long-term goal for appreciation of the common stock, which coincides with the interests of the stockholders.

Chief Executive Officer Compensation

The Company has an employment agreement with Mr. Lupinetti dated September 12, 1996, under which Mr. Lupinetti became Director, Chief Executive Officer and President of the Company effective October 1, 1996. Under the terms of Mr. Lupinetti’s contract, if the Company is acquired by a way of sale of substantially all of its assets or by merger, all of his stock options will fully vest at the time of such acquisition. The Company also provides Mr. Lupinetti with an automobile. If Mr. Lupinetti’s employment were to be terminated by the Company other than for cause (as defined), Mr. Lupinetti would be entitled to 12 months of severance pay at his then effective annual salary per month, and if there were a change in control of the Company, Mr. Lupinetti would receive 24 months of severance pay. Mr. Lupinetti participates in the Executive Bonus Plan. Payments under the plan are contingent on the Company meeting its sales and net earnings objective for the year. Mr. Lupinetti received 18% of his annual compensation as a bonus. The Company increased Mr. Lupinetti’s base compensation for fiscal 2004 from $284,000 to $300,000, his first increase in three years. Mr. Lupinetti has 343,600 stock options as of September 30, 2003, all granted at the fair market value of stock on the date of the grant.

COMPENSATION COMMITTEE

J. David Lyons

C. Shelton James

Christopher J. Hall

Compensation Committee Interlocks and Insider Participation

Directors Lyons, James and Hall served on the Compensation Committee during fiscal 2003. Persons serving on our Compensation Committee had no relationships with the Company other than their relationship to the Company as Directors entitled to the receipt of standard compensation as Directors and members of certain committees of the Board and their relationship to the Company as stockholders. No person serving on the Compensation Committee or on the Board of Directors is an executive officer of another entity for which an executive officer of the Company serves on the board of directors or on that entity’s compensation committee.

Information About the Audit Committee

The members of our Audit Committee are Messrs. James, Hall and Williams. Rules and regulations of the Securities and Exchange Commission and Nasdaq require that we have an audit committee consisting entirely on independent directors, which is the case. The Board of Directors has determined that the members of our Audit Committee are not only independent, but also are “financially literate” for purposes of Nasdaq rules (that is, able to read and understand financial statements). In addition, the Board has found that Mr. James qualifies as an “audit committee financial expert” under applicable rules of the SEC, and that under applicable Nasdaq rules he has past employment experience in finance or accounting, or the requisite professional certification in accounting, or other comparable experience or background, that results in his having the requisite financial sophistication under Nasdaq rules.

Report of the Audit Committee of the Board of Directors

The following Report of the Audit Committee should not be deemed to be “soliciting material” or to be “filed” with the SEC nor should this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such a filing.

The Audit Committee currently consists of Messrs. James (Chairman), Hall and Williams. Each of the members of the Audit Committee is independent as defined under the NASDAQ listing standards.

The Board of Directors has adopted a written charter for the Audit Committee, and a copy of that charter is attached as Attachment A to this Proxy Statement. The charter was amended during fiscal 2003 in response to new regulatory requirements, including the Sarbanes-Oxley Act of 2002 and related rules and regulations proposed or issued by the SEC and Nasdaq.

The Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. As set forth in its charter, the Committee acts in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for our financial statements, as well as the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of CSPI’s audited financial statements to generally accepted accounting principles.

The Committee met eight times either in person or by telephone during fiscal 2003. In the course of these meetings, the Committee met with management and the independent auditors and reviewed the results of the external audit examinations, the evaluation of our internal financial controls and the overall quality of our financial reporting.

The Committee believes that a candid, substantive and focused dialogue with the independent auditors is fundamental to the Committee’s oversight responsibilities. In support of this view, the Committee periodically meets separately with the independent auditors, without management present. In the course of its discussion in these meetings, the Committee asked a number of questions intended to bring to light any area of potential concern related to our financial reporting and internal controls. These questions include:

•	Whether there are any significant accounting judgements, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements.

•	Whether the auditors have concluded that, based on the auditors’ experience and their knowledge of the Company, our financial statements fairly present to the investor, with clarity and completeness, our financial position and performance for each reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements.

•	Whether the auditors have concluded that, based on the their experience knowledge of the Company, the Company has implemented internal controls and internal audit procedures that are appropriate for the Company.

The Committee recommended the engagement of Grant Thornton as our independent auditors for fiscal year 2003 and reviewed with the independent auditors their respective overall audit scope and plans. In reaching its recommendation, the Committee considered the qualifications of Grant Thornton and discussed with Grant Thornton their independence, including a review of the audit and non-audit services provided by them to the Company. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent auditors their written report required by the Independence Standards Board Standard No. 1.

Management has reviewed the audited financial statements for fiscal 2003 with the Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgements and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Committee asked a number of follow-up questions of management and the independent auditors to help give the Committee comfort in connection with its review.

In reliance on the review and discussion referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the SEC, and the Board has accepted this recommendation.

AUDIT COMMITTEE

C. Shelton James, Chairman

Christopher J. Hall

Robert Williams

Information Concerning Auditors

The Board of Directions, upon the recommendation of the Audit Committee, selected the firm Grant Thornton to audit the Company’s financial statements for the past fiscal year. Effective as of the date of the Annual Meeting to which this Proxy Statement relates, responsibility for selecting our auditors passes to the Audit Committee, which has not yet selected the Company’s independent public accountant for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she wishes to do so, and will be available to respond to appropriate questions.

Effective April 1, 2003, Grant Thornton was selected to serve as the Company’s independent public accountants to replace KPMG LLP for the fiscal year of the Company and its subsidiaries ended September 30, 2003. The decision to change accountants was based upon a review of fee proposals for the fiscal year ended September 30, 2003.

During the fiscal years ended September 30, 2002 and August 31, 2001 and through the date of engaging Grant Thornton, neither the we nor anyone acting on our behalf consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matters or reportable events as set forth in Items 304(a)(2)(A), (B), (C) and (D) of Regulation S-K under the federal securities laws.

For the fiscal year ended September 30, 2003, fees for services provided by Grant Thornton were as follows:

Annual Audit	$238,606
Tax returns	81,158
Financial information systems design and implementation	—
All other fees	46,800

Total	$366,564

Audit Fees were for professional services rendered for the audit of the Company’s annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings Tax returns consist of fees billed for professional services for tax compliance. All other fees were for professional services rendered in connection with an audit in connection with the acquisition of Technisource.

The Audit Committee considered and determined that the provision of non-audit services provided by Grant Thornton is compatible with maintaining the firm’s independence.

Information About the Nominating Process

The Company does not currently have a Nominating Committee. Effective as of the date of the Annual Meeting to which this Proxy Statement relates, Nasdaq rules require that the nomination of directors be determined either by a majority of independent directors or by a nominating committee composed solely of independent directors. Nasdaq rules require that a listed company have a written charter or a board resolution addressing the nominations process and such related matters as may be required under the federal securities laws. We have not yet taken action on this matter, but we intend to do so at the Board of Directors’ meeting on the day of our Annual Meeting. For information on our current by-law provisions whereby shareholders may submit nominations of candidates for director, see “Date When Stockholder Proposals Are Required To Be Furnished To The Company For The Next Annual Meeting.”

Information About Codes of Ethics

SEC rules require us to disclose whether or not we have adopted a code of ethics for our principal executive officer and senior financial officers and to disclose any amendments to or waivers from such code affecting such officers. To date, we have reviewed a proposed code of ethics but have not adopted it, primarily because we were aware that Nasdaq was considering a substantive listing requirement that would also deal with ethics and conduct, and we wished to know what Nasdaq’s requirements would be before proceeding. Nasdaq has now adopted a rule requiring a listed company to have a “code of conduct” by May 4, 2004, and we intend to finalize and approve our code of ethics and to be in full compliance not later than that date.

Performance Graph

The following Performance Graph compares the performance of the Company’s cumulative stockholder return with that of a broad market index (the Nasdaq Stock Market Index) and a published industry index (the Nasdaq Computer Manufacturers’ Index) for each of the most recent five fiscal years. The cumulative stockholder return for shares of our common stock and each of the indices is calculated assuming that $100 was invested on August 28, 1998. We paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has an employment agreement with Mr. Lupinetti dated September 12, 1996, pursuant to which he became Director, Chief Executive Officer and President of the Company effective October 1, 1996. Under the terms of the agreement Mr. Lupinetti’s initial base salary was originally $200,000 (since increased to $300,000) and an executive bonus based on the attainment of certain financial objectives. The Company granted Mr. Lupinetti options to acquire up to 79,860 shares of common stock under the Company’s 1991 Incentive Stock Option Plan at an exercise price of the fair market value of the common stock on the date of grant. Mr. Lupinetti has received stock options annually since his initial employment, and he currently holds 343,600 stock options. These options vest quarterly over a period of four years from date of grant. However, if the Company is acquired by a way of sale of substantially all of its assets or by merger, the options will fully vest at the time of such acquisition. The Company also provides Mr. Lupinetti with an automobile. Finally, in the event Mr. Lupinetti’s employment is terminated by the Company other than for cause (as defined) he will be entitled to 12 months of severance pay at his then effective per month salary. This contract was amended on November 5, 2002 to add that if there is a change in control and Mr. Lupinetti’s services are no long needed, he will receive 24 months of severance and health benefits for severance periods.

ITEM 2.    APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

Reasons for the 2003 Plan

The Company’s 2003 Stock Incentive Plan, which authorizes the grant of awards consisting of incentive stock options, non-statutory stock options, restricted stock or unrestricted stock, covers in the aggregate 200,000 shares of our common stock and was originally adopted by our Board on November 4, 2003. Of these 200,000 shares, up to 20,000 may be the subject of non-discretionary awards, described below, to directors who are not employees or officers of the Company (“Eligible Directors”). Eligible Directors may receive other grants or awards under the Plan as well.

We are proposing that stockholders approve the 2003 Plan so that the we will be able to continue to grant stock options and restricted and unrestricted stock to our employees and other eligible persons after the last grants under our 1997 Stock Option Plan have been awarded. As of November 4, 2003, only 1,150 options remained available for grant under the 1997 Stock Option Plan. Approval of the 2003 Plan is being submitted to a vote of the stockholders because stockholder approval is required (1) to provide option holders with the opportunity for beneficial incentive stock option treatment under the Internal Revenue Code and (2) to satisfy applicable Nasdaq listing standards that, in general, require stockholder approval of equity plans.

In addition, we are subject to Section 162(m) of the Internal Revenue Code, which prohibits us from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid in a given fiscal year to the chief executive officer and the four most highly compensated executive officers, other than the chief executive officer, at the end of that fiscal year. The $1 million limitation does not apply to “performance-based compensation.” Under applicable rules, options and awards granted under a stock incentive plan that has been approved by the stockholders of a publicly held corporation and that meets other criteria will qualify as “performance-based compensation” under Section 162(m). As part of the Section 162(m) requirements, the plan must state a maximum number of awards that a participant may receive in any one year; the 2003 Plan sets the limit at 50,000.

If a quorum is present at the Annual Meeting, Nasdaq rules provide that shareholder approval of this proposal will require a majority of the total votes cast on the proposal in person or by proxy. Although they will be counted present for quorum purposes, abstentions and broker “non-votes” will not be treated as votes cast. In addition, our by-laws require that a majority of the shares present or represented at the meeting and entitled to vote is necessary to approve the proposal. Broker “non-votes” will not be treated as entitled to vote for that purpose. With respect to shares held in “street name,” brokers will not have discretionary authority in this matter and may not cast a vote on approval of the 2003 Plan without instructions from the beneficial owner of the shares.

A copy of the 2003 Plan is attached to this Proxy Statement as Exhibit B.

Description of the 2003 Plan

Purpose

The purpose of the 2003 Plan is to provide additional incentive to present and future Directors, executives and key employees of, as well as consultants and advisers to, the Company and its subsidiaries by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our common stock. By encouraging stock ownership by such persons, we seek to attract and retain in our employ persons of exceptional competence and seek to furnish an added incentive for them to increase their efforts on our behalf. Awards granted under the 2003 Plan may be “incentive stock options” as defined in Section 422 of the Code, non-statutory stock options, restricted stock or unrestricted stock.

Administration

The Compensation Committee, the members of which are appointed from time to time by the Board of Directors, will administer the 2003 Plan. All questions of interpretation and application of the Plan, of options granted or stock awards under the Plan and of the value of shares of common stock subject to an option or other award, are subject to the determination, which is final and binding, of a majority of the Committee. The Board of Directors (but not the Committee) may, in its discretion, modify, revise or terminate the 2003 Plan at any time, but the aggregate number of shares issuable under the 2003 Plan may not be increased (except in the event of certain changes in the Company’s capital structure) without the consent of the stockholders. Unless sooner terminated by the Board, the 2003 Plan will terminate when all of the common stock with respect to which options may be granted under the Plan has been issued upon the exercise of such options. No options or awards of stock may be granted under the 2003 Plan after November 4, 2013.

Incentive and Non-Statutory Stock Option Awards

The 2003 Plan authorizes the grant of options for the purchase of authorized and unissued or treasury shares of common stock to employees (including officers, whether or not they are Directors, and Directors who are also employees) of the Company or any parent or subsidiary of the Company, as well as to Directors, consultants and advisers to the Company. Incentive stock options may be granted only to officers and other employees. Non-statutory options may be granted to officers and other employees, to members of the Board or the board of any subsidiary, and to other persons providing services to the Company or any subsidiary. No incentive stock option may be granted under the 2003 Plan to a greater than 10% stockholder, unless the purchase price per share is not less than 110% of the fair market value of the stock at the time such option is granted, and unless the option is not exercisable more than five years after the date it is granted.

The exercise price for each stock option or the share price of award of restricted stock is determined by the Committee. However, the exercise price of a stock option may not be less than 100% (110% in the case of an incentive stock option granted to a greater than ten percent stockholder) of the fair market value of the common stock at the time the option is granted.

Payment of the exercise price may be made in cash or by check or, if the applicable stock option agreement so provides,

•	by delivery of issued and outstanding shares of common stock of the Company having a fair market value equal to or less than the option price of the shares being acquired, with the balance, if any, to be paid by cash or check. Common stock tendered in this fashion must have been purchased by the optionee on the open market or owned by the optionee for a period of six months and not then subject to any restriction (so-called “mature shares”);

•	by delivery of a recourse note by the optionee to the Company at a minimum rate of interest specified by the Plan;

•	so long as our common stock is publicly traded, by delivery to the Company of an exercise notice along with irrevocable instructions to a broker to deliver to the Company, by cash or check, payment of the exercise price (a so-called “broker assisted” or “cashless” exercise);

•	by reducing the number of option shares otherwise issuable by a number of shares having a fair market value equal to the aggregate exercise price, so long as the optionee holds an equal number of mature shares (a so-called “net exercise”); or

•	by any combination of these methods of payment.

Under the 2003 Plan, the aggregate fair market value (determined at the time the option is granted) of stock for which incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans of the Company and any parent or subsidiary corporations of the Company) is limited to $100,000, but the total value of stock for which incentive stock options may be granted to an employee in a given year may exceed $100,000.

No option granted under the 2003 Plan may extend for a period exceeding ten years from the date of grant, and the Committee determines the rate at which an option may be exercised. No incentive stock option issued under the Plan may be transferred other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, by him/her only.

Except in the case of death or retirement for reasons of age or disability, incentive stock options granted under the 2003 Plan will terminate 90 days (or such other period as the Committee shall specify) after termination of the optionee’s employment without cause and immediately upon termination of employment for cause, as defined in the Plan (although the Committee in its sole discretion may provide that options held by persons terminated for cause may be exercised for up to 30 days). Under the 2003 Plan, incentive stock options terminate one year (or such longer period as the Committee shall specify at any time) after the optionee’s death or disability while in the employ of the Company or 90 days (or such longer period as the Committee shall specify at any time) after the optionee’s retirement for reasons of age or disability. Non-statutory stock options terminate in accordance with their terms. Shares of common stock subject to an option (or the unexercised portion thereof) that expires or terminates under the Plan without being exercised may again be subject to an option under the Plan.

Under the 2003 Plan, the Committee may, in its discretion, specify upon the granting of an option that as a condition of exercise the optionee agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities the optionee will not, for up to 180 days from the effective date of any registration of securities of the Company, sell or otherwise dispose of any shares issued pursuant to the exercise of such options without the prior written consent of the Company or such underwriters.

Non-Discretionary Stock Option Grants to Eligible Directors

On the last business day of January in each year, each Eligible Director will, without any action of the Board or the Committee, be granted a non-statutory option to purchase 1,000 shares of common stock as partial payment for services to the Company as a Director. However, no such options will be granted until no options are available to be granted under the corresponding provisions of the Company’s 1997 Stock Option Plan. Options granted under this provision will be granted only to persons who are serving as Eligible Directors on the grant date. The purchase price per share of the common stock under each non-discretionary option will be equal to the fair market value of the common stock on the grant date. Each such option will expire on the third anniversary of the grant date and will not be exercisable until after the expiration of six months following the grant date, becoming fully exercisable at that time.

Restricted and Unrestricted Stock Awards

The Committee in its discretion may grant restricted stock awards to any eligible person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of stock subject to such restrictions and conditions as the Committee determines at the time of grant, including continued employment and/or achievement of pre-established performance goals and objectives. A participant who is granted such an award will have no rights with respect to the award unless he or she accepts the award within 60 days (or such shorter date as the Committee specifies) following the award date, by making payment to the Company of the specified purchase price of the shares covered by the award and by agreeing in writing to the terms and conditions applicable to the restricted stock, as the Committee determines.

After accepting the restricted stock award, a participant has all the rights of a shareholder with respect to the restricted stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights and subject to the other conditions contained in the agreement or instrument evidencing the award. Unless the Committee determines otherwise, certificates evidencing the shares of restricted stock remain in the possession of the Company until those shares are vested. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically permitted in the Plan. In the event of termination of employment by the Company for any reason, including resignation, death, disability, retirement or for cause, the Company will have the right, at the discretion of the Committee, to repurchase the shares of restricted stock that have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within 90 days following the termination of employment.

The Committee at the time of grant will specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the restricted stock and the Company’s right of repurchase or forfeiture will lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed are no longer considered restricted stock and are considered “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, in general, amend conditions of the award.

The Committee in its discretion may grant or sell to any eligible person shares of our common stock free of any restrictions under the Plan at a purchase price determined by the Committee. Shares of unrestricted stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. The right to receive unrestricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Non-Discretionary Unrestricted Stock Awards to Eligible Directors.

On the first business day of May in each year, each Eligible Director will, without any action of the Board or the Committee, be granted an unrestricted stock award in the amount of 200 shares of the common stock of the Company, as partial payment for services to the Company as a director. Awards granted under this provision will be granted only to persons who are serving as Eligible Directors on the grant date. Each Eligible Director who receives such an award pursuant agrees for a period of one year from the award date not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any of the shares so issued, without the prior written consent of the Committee. No other Plan restrictions will apply to these awards. If the 2003 Plan is not approved at the Annual Meeting, the current practice of issuing 200 shares of our common stock per year to Directors as partial compensation for their services will no longer be in effect.

Federal Income Tax Matters

Incentive and Non-Statutory Stock Options

The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory option.

Generally, the grantee of an incentive stock option recognizes no income for federal income tax purposes at the time of grant. Except as provided below with respect to the alternative minimum tax (AMT), there is no tax upon exercise of an incentive stock option. If no disposition of shares acquired upon exercise of an incentive stock option is made by the optionee within two years of the date of grant or within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated for federal income tax purposes as a capital gain. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such periods (a “disqualifying disposition”), the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares were held for more than one year).

The amount by which the fair market value of shares exceeds the option price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of computing the AMT. Taxpayers who incur the AMT are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer’s regular tax liability in a later year; however, the AMT credit cannot reduce the regular tax below the AMT for that carryover year.

The Company does not withhold any tax in connection with the grant or exercise of an incentive stock option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or exercise of an incentive stock option. However, if the grantee incurs a disqualifying disposition, the Company will be entitled to a deduction equal to the amount recognized by the grantee as ordinary income.

Restricted and Unrestricted Stock Awards

The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he otherwise elects. Instead, the grantee will recognize ordinary income, and the Company will be entitled to a corresponding tax deduction, in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares. Such capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse. The Company will be entitled to a corresponding tax deduction. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee’s basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the common stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the common stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock awards who wish to make an election pursuant to Section 83(b) of the Code should consult their own tax advisors.

The grantee of an unrestricted stock award will recognize as ordinary income the difference between the fair market value of the common stock granted pursuant to an unrestricted stock award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives such common stock. The grantee’s basis in any common stock received pursuant to the grant of an unrestricted stock sward will be equal to the fair market value of the common stock on the date of receipt of the common stock. Any gain realized by the grantee of an unrestricted stock award upon a subsequent disposition of such common stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Other Information

The 2003 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974. As of November 25, 2003, no awards had been granted under the 2003 Plan. Based on the closing price per share of the Company’s common stock as reported on Nasdaq at that date, the total market value of the 200,000 shares issuable under the 2003 Plan was $1,086,000.

If the 2003 Plan is approved by the stockholders, the Company intends to file a registration statement under the Securities Act of 1933 covering the 200,000 shares thus authorized. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the 2003 Plan.

The Board of Directors recommends that you vote FOR the proposal to approve and adopt the 2003 Stock Incentive Plan described in this Proxy Statement.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Our only issued and outstanding class of voting securities is our common stock. Holders of common stock are entitled to one vote per share of such stock held by them of record at the close of business on December 5, 2003 upon each matter which may come before the Annual Meeting. At the close of business on December 1, 2003, there were 3,551,986 shares of common stock issued and outstanding.

Principal Stockholders

The following table sets forth certain information as of December 1, 2003 regarding each person known by us to own beneficially more than 5% of our common stock, each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table, and all Directors and executive officers of the Company as a group.

Name	Shares Beneficially Owned (1)		Percent of Class (2)
Eliot Rose Asset Management, LLC and Gary Siperstein 10 Webosset Street Suite 401 Providence, RI 02903	420,800	(3)	10.7%

Royce Advisory Corp. 1414 Avenue of the Americas New York, NY 10019	319,104	(4)	8.1%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	294,673	(5)	7.5%

Alexander R. Lupinetti	311,535	(6)	8.1%

Christopher J. Hall (*)	372,550	(7)	9.5%

C. Shelton James	7,682	(8)	*	*

J. David Lyons (*)	4,043	(9)	*	*

Robert M. Williams	4,020	(10)	*	*

Gary W. Levine	33,476	(11)	*	*

William Bent	15,410	(12)	*	*

Scott Mitchell	2,500	(12)	*	*

Fernando DeLaville	2,000	(12)	*	*

All Directors and executive officers as a group (9 persons)	753,216	(13)	19.1%

*	Nominee for Director

** Owns	less than one percent.

(1)	Except as otherwise noted, all persons and entities have sole voting and investment power Over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement

(2)	Computed pursuant to Rule 13d-3 under the Exchange Act.

(3)

Eliot Rose Asset Management, LLC and Gary S. Siperstein have filed a joint report on Schedule 13G dated August 6, 2003 in which Elliot acts pursuant to a special arrangement as investment advisor to certain persons with respect to 420,800 shares of the Company’s common stock and has the right to receive or the power to direct the receipts of dividends from, or the power to direct receipt of dividends from or proceeds from the sale of, the common stock purchased or held pursuant to such arrangement. Gary S. Siperstein is deemed to be beneficial owner of the number of securities reflected in the Schedule.

(4)	Royce and Associates Inc. (“Royce”) and Charles M. Royce have furnished the Company with a joint report on Schedule 13G dated February 10, 2003, in which it is stated that Royce is a registered investment advisor and that Royce has sole voting and investment power with respect to 319,104 of these shares. The report also states that Charles M. Royce may be deemed to be a controlling person and as such may be deemed to own beneficially all of the shares covered by the report. Mr. Royce disclaims beneficial ownership of all such shares.

(5)	Dimensional Fund Advisors Inc. (“Dimensional”), DFA Investment Dimensions Group Inc. (the “Fund”) and The DFA Investment Trust Company (the “Trust”) have furnished the Company with a joint report on Schedule 13G dated February 13, 2003, in which Dimensional has advised the Company that it is a registered investment advisor and that Dimensional has sole dispositive power with respect to 294,673 shares of the Company’s common stock and sole voting power with respect to 294,673 of those shares, and that persons who are officers of Dimensional are also officers of the Fund and the Trust (each an open-end investment company registered under The Investment Company Act of 1940).

(6)	Represents 299,850 shares obtainable upon exercise of stock options.

(7)	Includes 371,550 shares with respect to which Mr. Hall has sole voting and investment power. There are 22,200 shares owned by The Hemisphere Trust, a Belize company owned by Mr. Hall and 349,350 shares are owned by Mr. Hall as an individual. Mr. Hall has 1,000 shares obtainable upon exercise of stock options.

(8)	Includes 4,682 shares owned by Mr. James and 3,000 shares obtained upon exercise of stock options.

(9)	Includes 1,043 shares owned by Mr. Lyons and 3,000 shares obtainable upon exercise of stock options.

(10)	Includes 1,020 shares owned by Mr. Williams and 3,000 shares obtainable upon exercise of stock options.

(11)	Includes 27,036 shares obtainable upon exercise of stock options.

(12)	These shares are obtainable upon exercise of stock options.

(13)	Includes 356,796 shares obtainable upon exercise of stock options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (our common stock), to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4, 5 and amendments thereto furnished to the Company during fiscal 2003, and written representations that Form 5 was required and duly filed with the commission, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% shareholders were fulfilled in a timely manner.

SOLICITATION

No person is paying compensation in connection with this solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain circumstances, be made personally or by telephone by Directors, officers and certain employees of the Company, or by American Stock Transfer & Trust Company, the Company’s transfer agent. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

DATE WHEN STOCKHOLDER PROPOSALS ARE REQUIRED TO BE FURNISHED TO THE COMPANY FOR THE NEXT ANNUAL MEETING

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the annual meeting scheduled to be held in January 2004, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company’s principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was sent on or about December 15, 2003, so the date by which proposals must be received under Rule 14a-8 will be August 17, 2004.

In addition, Section 5 of Article II of the Company’s by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to the Company at its principal executive offices not less than 90 days before the date for such meeting. For next year’s scheduled annual meeting, the deadline for submission of notice is October 27, 2004. Section 4 of Article III of the by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the Board of Directors. Any proposal or nomination submitted after October 27, 2004 will be untimely. The by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder.

MISCELLANEOUS

The Board does not intend to present at the Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business that may be properly presented for action at the Meeting. No stockholder proposals or stockholder nominees were submitted timely to the Company. If any other business should come before the Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment

EXHIBIT A

CSP Inc.

Charter for the Audit Committee of the Board of Directors

The board of directors of CSP Inc., a Massachusetts corporation (the “Company”), has appointed an audit committee of the board of directors. This charter states the authority and responsibilities of the audit committee.

1.    Purpose.    The purpose of the audit committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company’s financial statements and other financial reports, (b) the Company’s system of internal accounting controls, (c) the performance of the Company’s internal and independent auditors and (d) the Company’s compliance with legal and regulatory requirements. The audit committee shall also perform such other duties as the board of directors shall delegate to it or as otherwise required by law or the Company’s charter or by-laws.

2.    Membership; Appointment; Qualifications.    The audit committee shall consist of at least three members of the board of directors. The members of the audit committee shall be appointed by, and serve at the discretion of, the board of directors. In selecting the members of the audit committee, the board shall endeavor to ensure that each member of the audit committee satisfies the applicable independence, financial literacy and other requirements of the Nasdaq Stock Market, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any related rules and regulations. The board shall endeavor to appoint at least one member of the audit committee who shall qualify as a financial expert within the meaning of the Exchange Act.

3.    Commitment to the Company.    No member of the audit committee shall simultaneously serve on the audit committee of more than two other public companies unless the board shall determine that such service would not impair the ability of the director to serve effectively on the Company’s audit committee.

4.    Subcommittees.    To the extent permitted by law, the audit committee shall have the authority to delegate its authority to any subcommittee of the audit committee, which may consist of one or more members of the audit committee. Any member of the audit committee shall have the authority to pre-approve the provision of any audit service to the Company by the Company’s independent auditor, but the provision of any non-audit service to the Company by the Company’s independent auditor shall require the pre-approval of at least two members of the audit committee. If any subcommittee shall pre-approve any audit or non-audit service by the Company’s independent auditor, the subcommittee shall report such pre-approval to the audit committee at its next scheduled meeting.

5.    Chairperson.    The board of directors may appoint a chairperson of the audit committee, who shall serve at the discretion of the board. If the board shall not have appointed a chairperson, the audit committee may appoint one of its number to serve as chairperson, who shall serve at the discretion of the audit committee. The chairperson shall preside at all meetings of the audit committee and shall have such other powers and responsibilities as the board or the committee shall designate.

6.    Meetings; Minutes.    The audit committee shall meet as often as it determines, but not less frequently than quarterly. The audit committee shall have the authority to require any officer, employee or agent of the Company or representatives of the Company’s outside counsel or independent auditor to attend any meeting or otherwise to meet with members of the committee or its agents. At each meeting at which representatives of the Company’s independent auditor are present, the audit committee shall meet with such representatives without management present. The audit committee shall periodically meet separately with the Company’s auditors or other persons responsible for the Company’s audit function.

The audit committee is authorized to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action by vote at any such meeting or by unanimous written consent of the members of the committee. Unless and until any such procedures are adopted by the audit committee, the procedures with respect to calling, noticing and holding meetings of the audit committee and conducting business of the audit committee shall be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the board of directors.

The audit committee shall maintain written minutes of its meetings. The minutes shall be filed with the minutes of the meetings of the board of directors.

7.    Delegation of Authority.    By adoption of this charter, the board of directors has delegated to the audit committee all corporate authority necessary or advisable to fulfill its obligations under this charter.

8.    Reports to the Board of Directors.    The audit committee shall make regular reports to the board of directors regarding its activities in such manner as the chairperson or, in the absence of a chairperson, another member of the audit committee, shall deem appropriate. In particular, the audit committee shall report to the board of directors the results of its evaluation of the qualifications, performance and independence of the Company’s independent auditor.

9.    Compensation; Ongoing Independence.    The board of directors shall determine from time to time whether the members of the audit committee shall receive special compensation for their service on the audit committee. Such compensation may take the form of cash, stock, stock options or other in-kind consideration ordinarily available to directors. To maintain the independence of the audit committee, no member of the committee shall, except to the extent permitted by the Securities and Exchange Commission (the “SEC”) and the applicable rules of the Nasdaq Stock Market, (a) directly or indirectly1 accept any consulting, advisory or other compensatory fee from the Company (including any fee paid to the director’s firm for consulting or advisory services, even if the director is not the actual service provider), other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee of the Company or any direct or indirect consolidated majority-controlled subsidiary or (b) be an affiliated person of the Company.

10.    Authority over Independent Auditor.    For purposes of this charter, the Company’s “independent auditor” is the accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work.2 The audit committee shall have the sole authority to retain and terminate the services of the Company’s independent auditor (subject to ratification by stockholders, if required by law, in which case the audit committee shall have the sole responsibility for recommending or nominating the independent auditor to stockholders). The independent auditor shall report directly to the audit committee. The audit committee shall be directly responsible for the compensation and oversight of the work of the Company’s independent auditor, including approval of all audit engagement fees and terms and the resolution of disagreements between management and the independent auditor regarding financial reporting.

(a)    Pre-approval of All Services.    The audit committee shall pre-approve all audit, review and attestation engagements (including the provision of comfort letters in connection with any securities offering,

[1]	“Indirect” acceptance of a fee includes acceptance by a spouse, minor child or child sharing a home with the director or by any entity in which the director is a partner, member or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Company.

[2]	If the Company employs more than one accounting firm to perform work related to the issuance of an audit report or to perform other audit, review or attestation services, the provisions of this charter relating to the appointment, compensation, retention, oversight and independence of the Company’s independent auditor shall apply to each such other accounting firm.

statutory audits, attest services, consents and assistance with and review of documents filed with the SEC) required under the securities laws. The audit committee shall pre-approve all permitted non-audit services provided by the Company’s independent auditor; provided, however, that the audit committee need not pre-approve any permitted non-audit service if either (1)(A) the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee and (B) the audit committee is informed of such service in accordance with such policies and procedures, or (2) the non-audit service meets the de minimus exception under Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(ii)(C) of Regulation S-X.

(b)    Evaluation of Independent Auditor.    The audit committee shall annually review the qualifications and performance of the independent auditor, including senior members of the independent auditor’s team. The audit committee shall at least annually obtain and review a report from the independent auditor describing (1) the independent auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit carried out by the independent auditor, (3) any steps taken to address any those issues, and (4) all relationships between the independent auditor and the Company.

(c)    Evaluation of Independence.    To ensure the independence of the Company’s independent auditor, the audit committee shall evaluate such independence at least annually. In conducting such evaluation, the audit committee shall consider (1) any statement of independence provided by the independent auditor, (2) whether the independent auditor provided any services beyond the audit and review of the Company’s financial statements and, if so, whether those services were compatible with maintaining its independence, (3) the amount of fees paid to the independent auditor for audit and non-audit services, (4) the duration of the independent auditor’s service to the Company, including the advisability of regular rotation of the Company’s independent auditor, and (5) whether any partner who is a member of the audit engagement team earns or receives any compensation based on the performance of, or procuring of, engagements with the Company to provide any products or services other than audit, review and attestation services.

(d)    Rotation of Personnel.    The audit committee shall ensure that the Company’s independent auditor shall rotate the partners on its audit engagement team in accordance with Section 10A(j) of the Exchange Act and Rule 2-01(c)(6) of Regulation S-X.

(e)    Conflicts of Interest.    The audit committee shall set clear policies for the hiring of current and former employees of the Company’s independent auditor who participated in any capacity in the audit of the Company’s financial statements. The audit committee shall discuss with the Company’s independent auditor its compliance with the conflicts of interest requirements of Section 10A(l) of the Exchange Act (prohibiting the auditor, in certain circumstances, from providing any audit service to the Company if certain officers of the Company were previously employed by the auditor).

11.    Annual Report to Stockholders; Other Disclosures.    The audit committee shall prepare an annual report to stockholders for inclusion in the Company’s proxy statement relating to the annual meeting of stockholders. The audit committee shall review all other disclosures regarding the audit committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the SEC, including any description of the policies and procedures adopted by the audit committee for the pre-approval of audit and non-audit services pursuant to Section 10(a) and the allocation of fees for non-audit services according to the method of approval under Section 10(a).

12.    Authority to Engage Advisors.    The audit committee shall have the authority to retain, at the Company’s expense and without further approval from the board, independent counsel (who may be counsel to the Company), accountants and other advisors, as it determines to be necessary or appropriate to carry out its duties.

13.    Review of Financial Disclosures.    The audit committee shall have the responsibility to review and discuss with management and the Company’s independent auditor the Company’s financial statements and other financial disclosures. In particular, the audit committee shall, to the extent it deems necessary or appropriate:

(a)    Review and discuss with management and the Company’s independent auditor:

•	the performance and qualifications of the Company’s financial personnel;

•	the responsibilities, budget and staffing of the Company’s accounting and financial reporting function;

•	the development, selection and disclosure of any critical accounting estimates;

•	the selection, application and disclosure of any critical accounting policies;

•	the use and disclosure of any off-balance sheet arrangements;

•	accounting considerations arising from changes in generally accepted accounting principles (“GAAP”), the Company’s operations or regulatory initiatives;

•	the independent auditor’s judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements;

•	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and any material weaknesses in internal controls;

•	the independent auditor’s recommendations for improvement of the Company’s internal controls and procedures for financial reporting, particularly controls designed to expose related party transactions and payments, transactions or procedures that might be deemed illegal or improper;

•	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

•	significant financial or legal risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s guidelines and policies with respect to risk assessment and risk management.

(b)    Before the filing of the audit report by the Company’s independent auditor with the SEC, review and discuss any reports from the independent auditor regarding:

•	all critical accounting policies and practices, including the reasons why policies are critical, how current and anticipated future events impact those determinations, an assessment of management’s disclosures and any significant modifications proposed by the independent auditor that were not included;

•	all alternative treatments of financial information within GAAP that have been discussed with management (as to both general accounting policies and the accounting for specific transactions), the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditor, as well as the reasons for selecting the chosen accounting treatment and whether the chosen accounting treatment complies with existing corporate accounting policies and, if not, why not;

•	other material written communications between management and the Company’s independent auditor, such as any schedule of unadjusted differences, management letter, engagement letter, independence letter, management representation letter, report on observations and recommendations on internal controls, or schedule of material adjustments and reclassifications proposed (including a list of any not recorded); and

•	illegal acts that may be required to be reported under Section 10A(b) of the Exchange Act;

(c)    Discuss with management and the Company’s independent auditor the Company’s earnings press releases, including the use of any non-GAAP financial measures, as well as financial information and earnings guidance provided to investors, analysts and ratings agencies, which discussion may be limited to the types of information to be disclosed and the type of presentation to be made rather than a discussion of specific disclosures to be made in each earnings press release;

(d)    Review and discuss with management and the Company’s independent auditor the annual audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements and the disclosures in management’s discussion and analysis of the Company’s financial condition and results of operations;

(e)    Review the disclosure in the Company’s periodic reports of the audit committee’s approval of any non-audit service pursuant to Section 10A(i)(2) of the Exchange Act;

(f)    Review reports received from government agencies or third parties concerning legal, regulatory or other matters that might have a material effect on the financial statements or compliance policies of the Company; and

(g)    Review and discuss with the Company’s legal counsel any legal matters that could have a significant impact on the financial statements or compliance policies of the Company.

14.    Audit of Annual Financial Statements.    In connection with the audit of the Company’s annual financial statements, the audit committee shall:

(a)    Review and discuss with management and the Company’s independent auditor the scope, planning and staffing of the audit engagement;

(b)    Discuss with the Company’s independent auditor its significant findings and recommendations resulting from the audit, including any audit problems or difficulties, as well as management’s response, which discussion should cover (1) any restrictions on the scope of the independent auditor’s activities or access to information, (2) any disagreements with management, (3) any accounting adjustments proposed by the independent auditor and rejected by management, (4) any communications with the independent auditor’s national office regarding auditing or accounting issues presented by the engagement, and (5) any management or internal control letter issued or proposed to be issued by the independent auditor to the Company;

(c)    Review and discuss with management and the Company’s independent auditor the audited financial statements;

(d)    Review and discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented;

(e)    (1) discuss with the Company’s independent auditor the independent auditor’s independence, (2) ensure that it receives the written disclosures and the letter from the Company’s independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, (3) actively engage in a dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and (4) take, or recommend that the board of directors take, appropriate action to oversee the independence of the auditor; and

(f)    Based on the foregoing reviews and discussions, recommend to the board of directors whether or not to include the Company’s audited financial statements in the Company’s annual report on Form 10-K for filing with the SEC.

15.    Approval of Related-Party Transactions.    The audit committee shall have the sole authority to approve transactions that may involve actual or apparent conflicts of interest.

16.    Qualified Legal Compliance Committee.    [Reserved.]

17.    Procedures for Complaints.    The audit committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.    Conduct of Investigations.    The audit committee shall have the authority to conduct or authorize investigations, at the Company’s expense, into any matter within the audit committee’s scope of responsibility.

19.    Limitation on Audit Committee Responsibility.    In adopting this charter, the board of directors acknowledges that it is not the responsibility of the audit committee to prepare the Company’s financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company’s independent auditor.

20.    Annual Performance Evaluation.    The audit committee shall at least annually evaluate its own performance. In particular, the audit committee shall review:

(a)    major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues regarding the adequacy of the Company’s internal controls for financial reporting and any special audit steps adopted in light of material control deficiencies;

(b)    analyses prepared by management and/or the Company’s independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(c)    the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company’s financial statements; and

(d)    earnings press releases (paying particular attention to the use of any non-GAAP financial measures), as well as financial information and earnings guidance provided to investors, analysts and rating agencies.

21.    Annual Review of Charter.    The audit committee shall at least annually review and assess the adequacy of this charter and, to the extent the audit committee shall deem appropriate, recommend to the board of directors any changes that would enable the audit committee to fulfill its responsibilities more effectively.

Approved by the Board of Directors

November 4, 2003

EXHIBIT B

CSP Inc.

2003 STOCK INCENTIVE PLAN

SECTION 1.    General Purpose of the Plan; Definitions

The name of the plan is the CSP Inc. 2003 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable directors, officers and employees of, and other persons providing services to, CSP Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

“Change of Control” shall have the meaning set forth in Section 13.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 15.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Stock” means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.    Administration of Plan; Committee Authority to Select Participants and Determine

Awards.

(a)    Committee.    The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director nor a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

(b)    Powers of Committee.    The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3.    Shares Issuable under the Plan; Mergers; Substitution.

(a)    Shares Issuable.    The maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be 200,000, of which not more than 20,000 shares may be issued, in the aggregate, pursuant to Sections 5(h) and 7(c) hereof. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b)    Limitation on Awards.    In no event may any Plan participant be granted Awards with respect to more than 50,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)    Stock Dividends, Mergers, etc.    In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 15, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 13.

(d)    Substitute Awards.    The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.    Eligibility.

Awards may be granted to directors, officers and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5.    Stock Options.

The Committee may grant to Eligible Persons options to purchase stock.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 11 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant, but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

(b)    Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c)    Exercisability; Rights of a Shareholder.    Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)    Method of Exercise; Payment.    Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Option agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option agreement, by one of the following methods:

(i) By delivery to the Company of shares of Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“mature shares”); such surrendered shares shall have a Fair Market Value equal in amount to the exercise price of the Options being exercised;

(ii) By delivery of a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

(iii) If the class of Common Stock is registered under the Exchange Act at such time, subject to rules as may be established by the Committee, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided, further, that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price;

(iv) By reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares; or

(v) By any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e)    Non-transferability of Options.    Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)    Annual Limit on Incentive Stock Options.    To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g)    Lockup Agreement.    The Committee may in its discretion specify upon granting an Option that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities), not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

(h)    Annual Non-Discretionary Option Grants to Eligible Directors.    On the last business day of January in each year (the “Grant Date”), each Director who is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate (an “Eligible Director”), shall, without any action of the Board or the Committee, be granted a Non-Statutory Option to purchase 1,000 shares of the Common Stock of the Company as partial payment for services to the Company as a director; provided, however, that no such Options shall be granted until no options are available to be granted under the corresponding provisions (Section 4.2) of the Company’s 1997 Stock Option Plan. Options shall be granted pursuant to this Section 5(h) only to persons who are serving as Eligible Directors on the Grant Date. The Option grant referred to in this Section shall be subject to adjustment in accordance with Section 3 hereof. The purchase price per share of the Common Stock under each Option granted pursuant to this Section shall be equal to the Fair Market Value of the Common Stock on the Grant Date. Each such Option shall expire on the third anniversary of the Grant Date and shall not be exercisable until after the expiration of six months following the Grant Date, becoming fully exercisable at that time.

SECTION 6.    Restricted Stock Awards.

(a)    Nature of Restricted Stock Award.    The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)    Acceptance of Award.    A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)    Rights as a Shareholder.    Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)    Restrictions.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e)    Vesting of Restricted Stock.    The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 11, amend any conditions of the Award.

(f)    Waiver, Deferral and Reinvestment of Dividends.    The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.    Unrestricted Stock Awards.

(a)    Grant or Sale of Unrestricted Stock.    The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)    Restrictions on Transfers.    The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

(c)    Annual Non-Discretionary Unrestricted Stock Awards to Eligible Directors.    On the first business day of May in each year (the “Award Date”), each Eligible Director (as defined in Section 5(h) hereof) shall, without any action of the Board or the Committee, be granted an Unrestricted Stock Award in the amount of 200 shares of the Common Stock of the Company, as partial payment for services to the Company as a director. Awards shall be granted pursuant to this Section 7(c) only to persons who are serving as Eligible Directors on the Award Date, and the Awards shall be subject to adjustment in accordance with Section 3 hereof. Each Eligible Director who receives an Award pursuant to this Section agrees for a period of one year from the Award Date not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any of the shares so issued, without the prior written consent of the Committee. No other Plan restrictions shall apply to these Awards.

SECTION 8.    Termination of Stock Options.

(a)    Incentive Stock Options:

(i)    Termination by Death.    If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)    Termination by Reason of Disability or Normal Retirement.

(A)    Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)    Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)    The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)    Termination for Cause.    If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)    Other Termination.    Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b)    Non-Statutory Stock Options.    Any Non-Statutory Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 9.    Tax Withholding.

(a)    Payment by Participant.    Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)    Payment in Shares.    A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company a sufficient number of mature shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)    Notice of Disqualifying Disposition.    Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of an Incentive Stock Option.

SECTION 10.    Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11.    Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.    Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13.    Change of Control Provisions.

(a)    Upon the occurrence of a Change of Control as defined in this Section 13:

(i)    subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option or Restricted Stock Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option and Restricted Stock Award, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii)    each outstanding Stock Option and Restricted Stock Award may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

(b)    “Change of Control” shall mean the occurrence of any one of the following events:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 14.    General Provisions.

(a)    No Distribution; Compliance with Legal Requirements.    The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)    Delivery of Stock Certificates.    Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

SECTION 15.    Effective Date of Plan.

This Plan shall become effective upon its adoption by the Company’s Board of Directors and shall be submitted to the shareholders of the Company for approval within twelve months following the adoption of this Plan by the Board If such shareholder approval is not obtained within twelve months after the Board’s adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.

SECTION 16.    Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

*    *    *    *    *

ANNUAL MEETING OF STOCKHOLDERS OF

CSP INC.

January 27, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of two Class II Directors, for a three-year term:		2. To approve and adopt our 2003 Stock Incentive Plan.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O J. David Lyons O Christopher J. Hall	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CSP INC.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of CSP Inc. hereby appoints Alexander Lupinetti and Gary Levine, and each or either of them, proxies (with power of substitution to each and to each substitute appointed pursuant to such power) of the undersigned to vote all shares of stock of the Corporation held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday January 27, 2004, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below and on the reverse side hereon upon the matters set forth herein and more fully described in the Notice and Proxy Statement for said Meeting and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted. If a choice is specified on the reverse side hereof by the stockholder with respect to a matter to be acted upon, the shares will be voted upon such matter in accordance with the specification so made. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR.

(Continued and to be signed on the reverse side)